UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): November 14, 2005


                            IRIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                     1-11181                   94-2579751
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)


                                9172 ETON AVENUE
                              CHATSWORTH, CA 91311
                (Address of Principal Executive Offices/Zip Code)


                                 (818) 709-1244
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_|      Written   communications   pursuant  to  Rule  425  under  the
                  Securities Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange ct (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         NEW LEASE

         On November 14, 2005, IRIS International, Inc. (the "Company") entered into a new commercial lease agreement with Northpark Industrial, effective October 17, 2005 (the "New Lease"), for an industrial building containing approximately 56,124 feet of rentable area (the "New Leased Premises"). The New Leased Premises are located at 9158-9162 Eton Avenue, Chatsworth, California, adjacent to the Company's current facilities. The lease has an initial term of five years, and the Company has the option to extend the Lease for one additional five-year term. The initial monthly base rent is $38,858 per month. A copy of the New Lease is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         AMENDMENT TO LEASE

         On November 14, 2005, the Company also entered into an amendment (the "Amendment"), to that certain Lease Agreement between the Company and Northpark Industrial, dated November 29, 2001 (the "Prior Lease"). The Amendment provides the Company with two successive options to renew the lease of property located at 9172 Eton Avenue, Chatsworth, California, for three years ten months, and five years, respectively, upon expiration of the lease on December 31, 2006. The Amendment synchronizes the option terms of the Prior Lease and New Lease, and provides that the rent payable during the second option term under the Prior Lease is to be the same as any rent due under the New Lease for the adjacent property, described above, during the same period. A copy of the Amendment is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  The following exhibits are filed herewith:

                  EXHIBIT
                  NUMBER   DESCRIPTION
                  -------  -----------

                  10.1 Lease for property located at 9158-9162 Eton Avenue, Chatsworth, California, dated October 17, 2005.

                  10.2 Amendment No. 1, dated October 17, 2005, to the Lease for property located at 9172 Eton Avenue, Chatsworth, California, dated November 29, 2001.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       IRIS INTERNATIONAL, INC.



Date:    November 18, 2005             By:      /s/ Martin G. Paravato
                                           -------------------------------------
                                                Martin G. Paravato
                                                Chief Financial Officer


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


                                  EXHIBIT INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------

10.1 Lease for property located at 9158-9162 Eton Avenue, Chatsworth, California, dated October 17, 2005.

10.2 Amendment No. 1, dated October 17, 2005, to the Lease for property located at 9172 Eton Avenue, Chatsworth, California, dated November 29, 2001.


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